TEXAS CAPITAL FUNDS TRUST

Texas Capital Government Money Market Fund

TICKER: TXGXX

(the “Fund”)

Supplement dated December 2, 2024 to the Fund’s Prospectus dated April 29, 2024 and the Fund’s Summary Prospectus dated May 9, 2024, as supplemented to date

This Supplement contains new and additional information beyond that contained in the Prospectus and Summary Prospectus and should be read in conjunction with the Prospectus and Summary Prospectus. Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus and Summary Prospectus.

The first sentence of the last paragraph in the “Purchase and Sale of Fund Shares” subsection of the “Summary Information About Purchases, Sales, Taxes, and Financial Intermediary Compensation” section of the Prospectus and Summary Prospectus on page 4 is deleted and replaced with the following:

There is a $1,000 minimum initial investment for shares of the Fund offered in this prospectus.

The first sentence of the “Initial Investment” subsection of the “Buying and Selling Fund Shares” section of the Prospectus on page 10 is deleted and replaced with the following:

There is a $1,000 minimum initial investment for shares of the Fund offered in this prospectus.

For further information, please contact the Fund toll-free at (844) TCB-ETFs.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.